Exhibit 99.1

Tekelec Announces Second Quarter Financial Results; Achieves Revenue of $62.9 Million

    CALABASAS, Calif.--(BUSINESS WIRE)--July 29, 2003--Tekelec (Nasdaq:TKLC) today reported financial results for its second quarter ended June 30, 2003.
    Revenues for the second quarter were $62.9 million, compared to $68.0 million in the second quarter of 2002. On a GAAP basis, Tekelec's net income was $1.2 million, or $0.02 per diluted share for the second quarter of 2003, compared to $4.5 million, or $0.07 per diluted share, in the second quarter of 2002. Non-GAAP net income, which excludes the effects of acquisition-related amortization, the write-off of in-process research and development, and discontinued operation, was $4.0 million, or $0.07 per diluted share, for the second quarter of 2003, compared to non-GAAP net income of $6.5 million, or $0.11 per diluted share, in the second quarter of 2002. Orders received for Tekelec products and services in the second quarter were $68.0 million, compared to $71.8 million in the second quarter of 2002.
    All historical results stated above exclude any activities of the network diagnostics business, which Tekelec sold in the third quarter of 2002.
    Tekelec President and CEO Frederick M. Lax commented, "Our team executed well during the second quarter, with revenue increasing 14% sequentially, and orders up by 18% sequentially. Tekelec exceeded both consensus revenue and profit expectations, as well as generated strong cash flow from operations. We added five new Network Systems Division customers during the quarter, including three outside North America. Order volume provided us with a strong book-to-bill ratio. We achieved significant milestones on a number of important strategic and financial objectives, including the acquisition of a majority interest in Santera, forming our new next-generation switching subsidiary, our continued progress on global expansion, and the refinancing of our convertible debt on very favorable terms."
    "Customer reaction to Santera, a Tekelec company, has been very encouraging, and we have moved rapidly to integrate our operations and to complete transition activities. The market for next-generation switching solutions also appears to be gaining additional traction. We believe that our unique combination of signaling and switching expertise strengthens Tekelec's position as a provider of next-generation network solutions for service providers worldwide."
    "Regarding global expansion, approximately 22% of sales for the quarter were from outside North America, compared to 16% of sales during first quarter of the year. We were pleased to announce that Telecom Americas, a consortium of several Brazilian operators with over six million cellular subscribers, has ordered Tekelec's GSM migration and monitoring solution, demonstrating the success our efforts in Latin America have been able to achieve in a relatively short period of time."
    "Lastly, in July we completed the refinancing of our convertible debt on significantly better terms than our previous debt security. With our new debt offering, we will decrease our annual pretax interest expense by approximately $5.5 million and will reduce our annual cash interest payments related to the debt by approximately $1.5 million. This refinancing, combined with the strong operating cash flow generated during the quarter, provide us with a solid balance sheet with significant liquidity and financial flexibility."

    Divisional Results

    Network Systems revenue in the second quarter was $53.6 million, compared to $57.8 million in Q2 2002. IEX Contact Center Division revenue was $8.1 million, compared to $10.2 million in Q2 2002. Santera revenue for the 17 days of operations included in Tekelec's results was $1.2 million.


                         Q3 FINANCIAL GUIDANCE

                   Q3 2003 Guidance                     Comparable Q3
                                                         2002 Results

Total Revenue:   $69.0 million - $71.0 million       $73.5 million(1)
GAAP EPS from
 Continuing Ops  $0.03 - $0.04 per diluted share(2)  $0.16 per diluted share(1)


(1) The Company's Comparable Q3 2002 Results exclude Tekelec's
Network Diagnostics Division, whose sale to Catapult Communications was completed in Q3 2002.

(2) For the 3rd quarter of 2003, Tekelec expects expenses to include amortization of acquired intangibles and the write-off of unamortized debt issuance costs related to the redemption of its 1999 convertible debt in the aggregate amount of approximately $2.5 million, pre-tax. In addition, the Company expects amortization of acquired intangibles at the Santera divisional level to total approximately $1.0 million, after the allocation to Santera's minority shareholders.


    Lax concluded, "Overall I am pleased with the Company's operating and financial performance, as we continue to make progress on our key strategic objectives of extending our signaling solutions leadership, developing our next-generation switching portfolio, and profitably pursuing global expansion. Our acquisition of a majority interest in Santera is an important milestone for the Company. As we look to the second half of 2003, I am confident we are well positioned to meet the evolving needs of our customers."

    About Tekelec

    Tekelec is a leading developer of telecommunications signaling solutions, packet-telephony infrastructure, network monitoring technology, and value-added applications. Tekelec's innovative solutions are widely deployed in traditional and next-generation wireline and wireless networks and contact centers worldwide. Corporate headquarters are located in Calabasas, California, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.

    Non-GAAP Information

    Certain non-GAAP financial measures are included in this press release. In the calculation of these measures, Tekelec excludes certain items such as amortization of acquired intangibles, discontinued operations, and unusual, non-recurring charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company's core operating performance and with information useful in assessing our prospects for the future and underlying trends in Tekelec's business. Management uses such non-GAAP measures to evaluate financial results and to establish operational goals. In addition, since the Company has historically reported non-GAAP measures to the investment community, we believe the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of non-GAAP net income referred to in this release to the most directly comparable GAAP measure, GAAP net income from continuing operations. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures, which have been prepared in accordance with generally accepted accounting principles.

    Forward-Looking Statements

    Certain statements made in this news release are forward looking, reflect the Company's current intent, belief or expectations and involve certain risks and uncertainties. There can be no assurance that the Company's actual future performance will meet the Company's expectations. As discussed in the Company's 2002 Annual Report on Form 10-K and other filings with the SEC, the Company's future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company's current expectations include, among others: overall telecommunications spending, changes in general economic conditions, the timing of significant orders and shipments, the lengthy sales cycle for the Company's products, the timing of the convergence of voice and data networks, the success or failure of strategic alliances or acquisitions including the success or failure of the integration of Santera's operations with those of the Company, the ability of carriers to utilize excess capacity of signaling infrastructure and related products in the network, the capital spending patterns of customers, the dependence on wireless customers for a significant percentage and growth of the Company's revenues, the timely development and introduction of new products and services, product mix, the geographic mix of the Company's revenues and the associated impact on gross margins, market acceptance of new products and technologies, carrier deployment of intelligent network services, the ability of our customers to obtain financing, the level and timing of research and development expenditures, regulatory changes, and the expansion of the Company's marketing and support organizations, both domestically and internationally. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.



                                TEKELEC
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)

                                      Three Months        Six Months
                                         Ended              Ended
                                        June 30,           June 30,
                                       2003    2002     2003     2002
----------------------------------------------------------------------
                                                (thousands)

Revenues                            $62,922 $68,010 $117,928 $128,374
Costs and expenses:
   Cost of goods sold                16,440  17,087   29,521   35,819
   Amortization of purchased
    technology                        2,607   2,590    5,138    5,187
   Research and development          16,274  15,544   30,487   28,898
   Selling, general and
    administrative                   24,386  25,379   46,337   46,224
   Acquired in-process research and
    development                       2,900      --    2,900       --
   Amortization of intangibles          425     400      825      800

----------------------------------------------------------------------
Income (Loss) from operations          (110)  7,010    2,720   11,446
   Interest and other income
    (expense), net                   (1,170)    228   (1,854)    (511)

----------------------------------------------------------------------
Income (Loss) from continuing
 operations before provision
 for income taxes                    (1,280)  7,238      866   10,935
   Provision for income taxes (1)(2)  2,015   2,503    2,647    3,687
----------------------------------------------------------------------
Income (Loss) from continuing
 operations before minority
 interest                            (3,295)  4,735   (1,781)   7,248
Minority interest                     4,505      --    4,505       --
----------------------------------------------------------------------
   Income from continuing operations  1,210   4,735    2,724    7,248
----------------------------------------------------------------------
Loss from discontinued operation,
 net of income taxes of $178 and
 $1,154 for the three and six months
 ended June 30, 2002                     --    (218)      --   (1,410)
----------------------------------------------------------------------
         Net income                 $ 1,210 $ 4,517 $  2,724 $  5,838

----------------------------------------------------------------------
Earnings per share from continuing
 operations
   Basic                            $  0.02 $  0.08 $   0.04 $   0.12
   Diluted                             0.02    0.08     0.04     0.12
----------------------------------------------------------------------
Loss per share from discontinued
 operation
   Basic                            $    -- $    -- $     -- $  (0.02)
   Diluted                               --   (0.01)      --    (0.03)
----------------------------------------------------------------------
Earnings per share
   Basic                            $  0.02 $  0.08 $   0.04 $   0.10
   Diluted                             0.02    0.07     0.04     0.09

====================================----------------==================
Earnings (Loss) per share weighted
 average number of shares
 outstanding:
   Basic                             61,032  60,197   60,983   60,170
   Diluted                           62,276  61,180   61,954   61,478


Notes to Condensed Consolidated Statements of Operations (000's):

(1) Provision for income taxes includes the effect of nondeductible acquisition-related costs and a benefit for the utilization of deferred tax liabilities related to certain of these acquisition-related costs:

-- For the and three and six months ended June 30, 2003, the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera amounted to $3,804 and $6,604. The related income tax benefits for the three and six months ended June 30, 2003 were $969 and $2,019, resulting in a net exclusion of $2,835 and $4,585.

    -- For the three and six months ended June 30, 2002, the amortization of purchased technology and other intangibles related to the acquisition of IEX amounted to $2,800 and $5,600, respectively. The related income tax benefits for the three and six months ended June 30, 2002 were $1,010 and $2,060, respectively, resulting in a net exclusion of $1,790 and $3,540 respectively.

(2) Provision for income taxes does not include any benefit from the losses generated by Santera due to:

    -- Santera's losses cannot be included on Tekelec's consolidated federal tax return because its ownership interest in Santera does not meet the threshold to consolidate under income tax rules and regulations.

    -- A full valuation allowance has been established on the tax benefits generated by Santera as a result of Santera's historical operating losses.


                                TEKELEC
                 NON-GAAP (1) STATEMENTS OF OPERATIONS
                              (unaudited)

                                     Three Months        Six Months
                                         Ended             Ended
                                        June 30,          June 30,
                                      2003    2002      2003     2002
----------------------------------------------------------------------
                                               (thousands)

Revenues                           $62,922 $68,010  $117,928 $128,374
Costs and expenses:
   Cost of goods sold               16,575  17,277    29,787   36,206
   Research and development         16,274  15,544    30,487   28,898
   Selling, general and
    administrative                  24,386  25,379    46,337   46,224

----------------------------------------------------------------------
Income from operations               5,687   9,810    11,317   17,046
   Interest and other income
    (expense), net                  (1,170)    228    (1,854)    (511)

----------------------------------------------------------------------
Income before provision for income
 taxes                               4,517  10,038     9,463   16,535
   Provision for income taxes (2)    2,984   3,513     4,666    5,747
----------------------------------------------------------------------
Income before minority interest      1,533   6,525     4,797   10,788
Minority interest                    2,512      --     2,512       --
----------------------------------------------------------------------
   Non-GAAP net income             $ 4,045 $ 6,525  $  7,309 $ 10,788

----------------------------------------------------------------------
Non-GAAP earnings per share
   Basic                           $  0.07 $  0.11  $   0.12 $   0.18
   Diluted                            0.07    0.11      0.12     0.18

Non-GAAP earnings per share weighted average
 number of shares outstanding:
   Basic                              61,032  60,197   60,983  60,170
   Diluted                            62,276  61,180   61,954  61,478


Notes to Non-GAAP Statements of Operations (000's):

(1) The above Non-GAAP Statements of Operations exclude the effects of the following:

     -- Results of operations related to the sale of Network Diagnostics Division completed in August 2002, resulting in an exclusion of loss from discontinued operation, net of income tax benefit, for the three and six months ended June 30, 2002 in the amounts of $218 and $1,410, respectively.

     -- For the three and six months ended June 30, 2003, the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera amounted to $3,804 and $6,604. The related income tax benefits for the three and six months ended June 30, 2003 were $969 and $2,019, resulting in a net exclusion of $2,835 and $4,585.

     -- For the three and six months ended June 30, 2002, the amortization of purchased technology and other intangibles related to the acquisition of IEX amounted to $2,800 and $5,600, respectively. The related income tax benefits for the three and six months ended June 30, 2002 were $1,010 and $2,060, respectively, resulting in a net exclusion of $1,790 and $3,540 respectively.

(2) The above Non-GAAP Statements of Operations assume an effective tax rate of 34% for the Tekelec business excluding Santera for the three (3) and six months ended June 30, 2003. There were no tax benefits associated with the losses generated by Santera. An effective tax rate of 35% was included for the three and six months ended June 30, 2002.


                                TEKELEC
                 CONDENSED CONSOLIDATED BALANCE SHEETS

                                                   June 30,  Dec. 31,
                                                     2003      2002
------------------------------------------------------------ ---------
                                                 (unaudited)
                                                       (thousands)
ASSETS
Current assets:
   Cash and cash equivalents                    $   315,831  $167,283
   Short-term investments, at fair value             17,996    14,289
   Accounts receivable, net                          39,667    44,061
   Inventories                                       15,677    10,560
   Deferred income taxes, net                        13,806    13,806
   Prepaid expenses and other current assets         21,146    16,491
------------------------------------------------------------ ---------
   Total current assets                             424,123   266,490
Long-term investments, at fair value                122,487   128,258
Property and equipment, net                          25,388    21,387
Investments in privately-held companies              16,525    16,525
Deferred income taxes                                11,502    11,502
Other assets                                          7,436     2,263
Long-term notes receivable ($17,300 face amount)     17,783    17,987
Goodwill, net                                        70,778    44,942
Intangible assets, net                               38,109    16,329
------------------------------------------------------------ ---------
   Total assets                                 $   734,131  $525,683

=====================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Current portion of deferred revenues     $    39,389  $ 28,355
       Other current liabilities                    184,721    50,223
------------------------------------------------------------ ---------
       Total current liabilities                    224,110    78,578
Long-term convertible debt                          125,000   126,973
Long-term portion of notes payable                    5,058        --
Long-term portion of deferred revenues                3,624     3,632
Deferred income taxes                                12,474    14,493
------------------------------------------------------------ ---------
   Total liabilities                                370,266   223,676
------------------------------------------------------------ ---------
Minority interest                                    56,495        --
------------------------------------------------------------ ---------
Total shareholders' equity                          307,370   302,007

------------------------------------------------------------ ---------
   Total liabilities and shareholders' equity   $   734,131  $525,683


                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                   Three Months Ended June 30, 2003
                                            (thousands)

                             GAAP         Adjustments    Non-GAAP
----------------------------------- -------------------- ------- -----

Revenues                   $62,922       $        --   $ 62,922
Costs and expenses:
   Cost of goods sold       16,440                --     16,440
   Amortization of
    purchased technology     2,607            (2,472)(1)    135
----------------------------------- -------------------- ------- -----
       Total cost of sales  19,047            (2,472)    16,575
----------------------------------- -------------------- ------- -----
   Gross Profit             43,875  69.7%      2,472     46,347  73.7%
----------------------------------- -------------------- ------- -----

   Research and development 16,274                --     16,274
   Selling, general and
    administrative          24,386                --     24,386
   Acquired in-process
    research and
    development              2,900            (2,900)(1)     --
   Amortization of
    intangibles                425              (425)(1)     --
----------------------------------- -------------------- ------- -----
       Total operating
        expenses            43,985            (3,325)    40,660
----------------------------------- -------------------- ------- -----


----------------------------------- -------------------- ------- -----
Income (Loss) from
 operations                   (110)            5,797      5,687
   Interest and other
    income (expense), net   (1,170)               --     (1,170)

----------------------------------- -------------------- ------- -----
Income (Loss) from
 continuing operations
 before provision for
 income taxes               (1,280)            5,797      4,517
   Provision for income
    taxes                    2,015               969 (2)  2,984
----------------------------------- -------------------- ------- -----
Income (Loss) from
 continuing operations
 before minority interest   (3,295)            4,828      1,533
Minority interest            4,505            (1,993)(3)  2,512
----------------------------------- -------------------- ------- -----
   Net income              $ 1,210       $     2,835   $  4,045

----------------------------------- -------------------- ------- -----
Earnings per share
   Basic                   $  0.02                     $   0.07
   Diluted                    0.02                         0.07
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                    61,032                       61,032
   Diluted                  62,276                       62,276
=================================== ==================== ======= =====

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera and the related income tax benefit and the write-off of in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the tax effect of the adjustment of amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(3) The adjustment represents the minority interest impact of (1).


                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                     Three Months Ended June 30, 2002
                                             (thousands)

                                 GAAP     Adjustments  Non-GAAP
--------------------------------------- ------------------------------

Revenues                       $68,010       $    --   $ 68,010
Costs and expenses:
   Cost of goods sold           17,087            --     17,087
   Amortization of purchased
    technology                   2,590        (2,400)(1)    190
--------------------------------------- ---------------- ------- -----
       Total cost of sales      19,677        (2,400)    17,277
--------------------------------------- ---------------- ------- -----
   Gross profit                 48,333  71.1%  2,400     50,733  74.6%
--------------------------------------- ---------------- ------- -----

   Research and development     15,544            --     15,544
   Selling, general and
    administrative              25,379            --     25,379
   Amortization of intangibles     400          (400)(1)     --
--------------------------------------- ---------------- ------- -----
      Total operating expenses  41,323          (400)    40,923
--------------------------------------- ---------------- ------- -----

--------------------------------------- ---------------- ------- -----
Income (Loss) from operations    7,010         2,800      9,810
   Interest and other income
    (expense), net                 228            --        228

--------------------------------------- ---------------- ------- -----
Income from continuing
 operations before
 provision for income taxes      7,238         2,800     10,038
   Provision for income taxes    2,503         1,010 (2)  3,513
--------------------------------------- ---------------- ------- -----
   Income from continuing
    operations                   4,735         1,790      6,525
--------------------------------------- ---------------- ------- -----
Loss from discontinued
 operation, net of income taxes
 of $178 for the three months
 ended June 30, 2002              (218)          218 (3)     --
--------------------------------------- ---------------- ------- -----
   Net income                  $ 4,517       $ 2,008   $  6,525

--------------------------------------- ---------------- ------- -----
Earnings per share from
 continuing operations
   Basic                       $  0.08                 $   0.11
   Diluted                        0.08                     0.11
--------------------------------------- ---------------- ------- -----
Earnings per share from
 discontinued operation
   Basic                       $    --                 $     --
   Diluted                       (0.01)                      --
--------------------------------------- ---------------- ------- -----
Earnings per share
   Basic                       $  0.08                 $   0.11
   Diluted                        0.07                     0.11
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                        60,197                   60,197
   Diluted                      60,180                   61,180
======================================= ================ ======= =====

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and the related income tax benefit.

(2) The adjustment represents the tax effect of the adjustment of the amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 35%.

(3) The adjustment represents the results of the discontinued operation related to the sale of Network Diagnostics, net of income tax benefit.


                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                  Six Months Ended June 30, 2003
                                            (thousands)

                             GAAP         Adjustments    Non-GAAP
---------------------------------------- --------------- -------------

Revenues                  $117,928       $        --   $ 117,928
Costs and expenses:
   Cost of goods sold       29,521                --      29,521
   Amortization of
    purchased technology     5,138            (4,872)(1)     266
---------------------------------------- --------------- -------------
       Total cost of sales  34,659            (4,872)     29,787
---------------------------------------- --------------- -------------
   Gross Profit             83,269 70.6%       4,872      88,141 74.7%
---------------------------------------- --------------- -------------

   Research and
    development             30,487                --      30,487
   Selling, general and
    administrative          46,337                --      46,337
   Acquired in-process
    research and
    development              2,900            (2,900)(1)      --
   Amortization of
    intangibles                825              (825)(1)      --
---------------------------------------- --------------- -------------
       Total operating
        expenses            80,549            (3,725)     76,824
---------------------------------------- --------------- -------------


---------------------------------------- --------------- -------------
Income from operations       2,720             8,597      11,317
   Interest and other
    income (expense), net   (1,854)               --      (1,854)

---------------------------------------- --------------- -------------
Income from continuing
 operations before provision
 for income taxes              866             8,597       9,463
   Provision for income
    taxes                    2,647             2,019 (2)   4,666
---------------------------------------- --------------- -------------
Income (Loss) from
 continuing operations
 before minority interest   (1,781)            6,578       4,797
Minority interest            4,505            (1,993)(3)   2,512
---------------------------------------- --------------- -------------
   Net income             $  2,724       $     4,585   $   7,309

---------------------------------------- --------------- -------------
Earnings per share

   Basic                  $   0.04                     $    0.12
   Diluted                    0.04                          0.12
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                    60,983                        60,983
   Diluted                  61,954                        61,954
======================================== =============== =============

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera and the related income tax benefit and the write-off of in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the tax effect of the adjustment of amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(3) The adjustment represents minority interest impact of (1).


                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)


                                   Six Months Ended June 30, 2002
                                           (thousands)

                              GAAP        Adjustments   Non-GAAP
------------------------------------ ---------------------------------

Revenues                   $128,374        $    --    $ 128,374
Costs and expenses:
   Cost of goods sold        35,819             --       35,819
   Amortization of
    purchased technology      5,187         (4,800) (1)     387
------------------------------------ ----- ------------ -------- -----
       Total cost of sales   41,006         (4,800)      36,206
------------------------------------ ----- ------------ -------- -----
   Gross profit              87,368  68.1%   4,800       92,168  71.8%
------------------------------------ ----- ------------ -------- -----

   Research and development  28,898             --       28,898
   Selling, general and
    administrative           46,224             --       46,224
   Amortization of
    intangibles                 800           (800) (1)      --
------------------------------------ ----- ------------ -------- -----
      Total operating
       expenses              75,922           (800)      75,122
------------------------------------ ----- ------------ -------- -----

------------------------------------ ----- ------------ -------- -----
Income from operations       11,446          5,600       17,046
   Interest and other
    income (expense), net      (511)            --         (511)

------------------------------------ ----- ------------ -------- -----
Income from continuing
 operations before provision
 for income taxes            10,935          5,600       16,535
   Provision for income
    taxes                     3,687          2,060  (2)   5,747
------------------------------------ ----- ------------ -------- -----
   Income from continuing
    operations                7,248          3,540       10,788
------------------------------------ ----- ------------ -------- -----
Loss from discontinued
 operation, net of income
 taxes of $1,154 for the
 six months ended June 30,
 2002                        (1,410)         1,410  (3)      --
------------------------------------ ----- ------------ -------- -----
   Net income              $  5,838        $ 4,950    $  10,788

------------------------------------ ----- ------------ -------- -----
Earnings per share from
 continuing operations
   Basic                   $   0.12                   $    0.18
   Diluted                     0.12                        0.18
------------------------------------ ----- ------------ -------- -----
Loss per share from
 discontinued operation
   Basic                   $  (0.02)                  $      --
   Diluted                    (0.03)                         --
------------------------------------ ----- ------------ -------- -----
Earnings per share
   Basic                   $   0.10                   $    0.18
   Diluted                     0.09                        0.18
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                     60,170                      60,170
   Diluted                   61,478                      61,478
==================================== ===== ============ ======== =====

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and the related income tax benefit.

(2) The adjustment represents the tax effect of the adjustment of the amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 35%.

(3) The adjustment represents the results of the discontinued operation related to the sale of Network Diagnostics, net of income tax benefit.


                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                 Three Months Ended September 30, 2002
                                            (thousands)

                               GAAP         Adjustments  Non-GAAP
------------------------------------- --------------------------------

Revenues                     $73,544       $     --    $ 73,544
Costs and expenses:
   Cost of goods sold         16,479             --      16,479
   Amortization of purchased
    technology                 2,476         (2,400) (1)     76
------------------------------------- ------------------ ------- -----
       Total cost of sales    18,955         (2,400)     16,555
------------------------------------- ------------------ ------- -----
   Gross profit               54,589  74.2%   2,400      56,989  77.5%
------------------------------------- ------------------ ------- -----

   Research and development   16,251             --      16,251
   Selling, general and
    administrative            22,654             --      22,654
   Amortization of
    intangibles                  400           (400) (1)     --
------------------------------------- ------------------ ------- -----
      Total operating
       expenses               39,305           (400)     38,905
------------------------------------- ------------------ ------- -----

------------------------------------- ------------------ ------- -----
Income from operations        15,284          2,800      18,084
   Interest and other income
    (expense), net            (1,200)            --      (1,200)

------------------------------------- ------------------ ------- -----
Income from continuing
 operations before provision
 for income taxes             14,084          2,800      16,884
   Provision for income taxes  4,760          1,149  (2)  5,909
------------------------------------- ------------------ ------- -----
   Income from continuing
    operations                 9,324          1,651      10,975
------------------------------------- ------------------ ------- -----
Loss from discontinued
 operation, net of income
 taxes of $1,553 for the
 three months ended September
 30, 2002                     (1,898)         1,898  (3)     --
------------------------------------- ------------------ ------- -----
Gain on disposal of
 discontinued operation, net
 of income taxes of $13,345   28,312        (28,312) (3)     --
------------------------------------- ------------------ ------- -----
   Net income                $35,738       $(24,763)   $ 10,975

------------------------------------- ------------------ ------- -----
Earnings per share from
 continuing operations
   Basic                     $  0.15                   $   0.18
   Diluted                      0.16 (4)                   0.18
------------------------------------- ------------------ ------- -----
Loss per share from
 discontinued operation
   Basic                     $ (0.03)                  $     --
   Diluted                     (0.03)(4)                     --
------------------------------------- ------------------ ------- -----
Earnings per share from gain
 on disposal of discontinued
 operation
   Basic                     $  0.47                   $     --
   Diluted                      0.41 (4)                     --
------------------------------------- ------------------ ------- -----
Earnings per share
   Basic                     $  0.59                   $   0.18
   Diluted                      0.54 (4)                   0.18
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                      60,407                     60,407
   Diluted                    68,793 (4)                 61,478
===================================== ================== ======= =====

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and the related income tax benefit.

(2) The adjustment represents the tax effect of the adjustment of the amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 35%

(3) The adjustment represents the results of the discontinued operation related to the sale of Network Diagnostics, net of income taxes.

(4) For the three months ended September 30, 2002, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $1,498 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended September 30, 2002 includes 7,606,000 shares related to the convertible debt using the "if-converted" method. For all other periods presented, the results of the "if-converted" calculation are anti-dilutive and therefore excluded from earnings per share.

    CONTACT: Tekelec, Calabasas, Calif.
             Michael Attar, 818-880-7821